                                                                   Exhibit 23.08

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of the Post-Effective Amendment No. 2 to the Form S-1 registrations statement (Registration No. 333-53779) to register UniCapital Corporation common stock.


Portland, Oregon,                               /s/ Arthur Andersen LLP
August 26, 1998                                 -----------------------
                                                    ARTHUR ANDERSEN LLP